EXHIBIT 10.32
                                  -------------

                              FORBEARANCE AGREEMENT
                              ---------------------

           FORBEARANCE AGREEMENT, dated of as February 16, 2001, by and between AVID SPORTSWEAR, INC., a California corporation ("CLIENT"), and GE CAPITAL COMMERCIAL SERVICES, INC., a North Carolina corporation ("FACTOR").


                              W I T N E S S E T H:
                              --------------------

           WHEREAS, Factor and Client have entered into certain financing arrangements pursuant to the Factoring Agreement, dated as of July 31, 2000 by and between Factor and Client (and as amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restate or replaced, the "FACTORING AGREEMENT," and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "FACTORING DOCUMENTS"); and

           WHEREAS, the circumstances described herein constitute multiple Events of Default under the Factoring Agreement and the other Factoring Documents; and

           WHEREAS, Client has requested that Factor forbear from exercising its rights as a result of such Events of Default, which are continuing, and that Factor provide continue to factor Client's Accounts and provide other financial accommodations to Client notwithstanding such Events of Default; and

           WHEREAS, Factor is willing to agree to forbear from exercising certain of its rights and remedies and continue to factor Client's Accounts and provide other financial accommodations to Client for the period and on the terms and conditions specified herein;

           NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

SECTION 1.       DEFINITIONS
                 -----------

           1.1. INTERPRETATION. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Factoring Agreement unless otherwise defined herein.

           1.2. ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the respective meanings given to them below and the Factoring Agreement is hereby amended to include, in addition and not in limitation, each of the following definitions:


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                 (a)  "EXISTING  DEFAULTS"  shall mean the  failure by Client to comply with the Tangible Net Worth Covenant and with the Minimum Working Capital Covenant under the Factoring Agreement, in each case for the period ending December 31, 2000.

                 (b)  "FORBEARANCE  PERIOD"  shall have the meaning set forth in
Section 3.2(a) hereof.


SECTION 2.       ACKNOWLEDGEMENT
                 ---------------

           2.1. ACKNOWLEDGEMENT OF OBLIGATIONS. Client hereby acknowledges, confirms and agrees that as of the close of business on February 15, 2001, Client is indebted to Factor in respect of advances and made and letter of credit obligations incurred, under the Factoring Agreement in the principal amount of $1,447,126. All Obligations (as more specifically defined in the Factoring Agreement), together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by Client to Factor, are unconditionally owing by Client to Factor, without offset, defense or counterclaim of any kind, nature or description whatsoever.

           2.2. ACKNOWLEDGEMENT OF SECURITY INTERESTS. Client hereby acknowledges, confirms and agrees that Factor has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Factor pursuant to the Factoring Documents or otherwise granted to or held by Factor.

           2.3. BINDING EFFECT OF DOCUMENTS. Client hereto acknowledges, confirms and agrees that: (a) each of the Factoring Documents to which it is a party has been duly executed and delivered to Factor by Client, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of Client contained in such documents and in this Agreement constitute the legal, valid and binding Obligations of Client, enforceable against it in accordance with their respective terms, and Client has no valid defense to the enforcement of such Obligations, and (c) Factor is and shall be entitled to the rights, remedies and benefits provided for in the Factoring Documents and applicable law.

SECTION 3.       FORBEARANCE IN RESPECT OF CERTAIN EVENTS OF DEFAULT
                 ----------------------------------------------------

           3.1. ACKNOWLEDGEMENT OF DEFAULT. Client hereby acknowledges and agrees that the Existing Defaults have occurred and are continuing, each of which constitutes an Event of Default and entitles Factor to exercise its rights and remedies under the Factoring Documents, applicable law or otherwise and Client further represents and warrants that as of the date hereof no other Events of Default under the Factoring Documents exist. Factor has not waived, presently does not intend to waive and may never waive such Existing Defaults and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute any such waiver. Client hereby acknowledges and agrees that Factor has the presently exercisable right to declare the Obligations to be immediately due and payable under the terms of the Factoring Documents.


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


           3.2.  FORBEARANCE.

                 (a) In reliance upon the representations, warranties and covenants of Client contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, Factor agrees to forbear from exercising its rights and remedies under the Factoring Documents or applicable law in respect of or arising out of the Existing Defaults, subject to the conditions, amendments and modifications contained herein for the period (the "FORBEARANCE PERIOD") commencing on the date hereof and ending on the earlier of: (i) March 23, 2001 or (ii) the occurrence or existence of any Event of Default, other than the Existing Defaults.

                 (b) Upon the termination of the Forbearance Period, the agreement of Factor to forbear shall automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit Factor to exercise such rights and remedies immediately, including, but not limited to, (i) ceasing to factor any additional Accounts of Client and (ii) the acceleration of all of the Obligations; in either case without any further notice, passage of time or forbearance of any kind.

           3.3.  NO OTHER WAIVERS; RESERVATION OF RIGHTS.

                 (a) Factor has not waived, is not by this Agreement waiving, and has no intentions of waiving, any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Defaults or otherwise), and Factor has not agreed to forbear with respect to any of its rights or remedies concerning any Events of Default (other than, during the Forbearance Period, the Existing Defaults to the extent expressly set forth herein), which may have occurred or are continuing as of the date hereof which may occur after the date hereof.

                 (b) Subject to Section 3.2 above (solely with respect to the existing Events of Default), Factor reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Factoring Agreement and the other Factoring Documents as a result of any Events of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof, and Factor has not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

           3.4. FEE. In consideration of the agreements set forth herein, Client shall pay to Factor a fee in the amount of $5,000, which fee shall be fully earned as of the date hereof and payable contemporaneously with the execution of this Agreement. Such fee is in addition to all other fees, interest, costs and expenses payable in connection with the Factoring Documents and may be charged by Factor to any account of Client maintained by Factor. The fee shall be fully earned by Factor notwithstanding any failure by Client to comply with any other term of this Agreement.


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


SECTION 4. AMENDMENTS AND SUPPLEMENTARY PROVISIONS [DRAFTING NOTE: THESE PROVISIONS MUST BE CONFORMED TO THE AGREEMENT AMONG THE PARTIES]
                 ---------------------------------------------------------------

           4.1. REDUCTION IN ADVANCE RATES. Client acknowledges that certain of the existing advance rates (defined as 100% minus applicable reserves) under the Factoring Agreement shall be adjusted as follows:

                 (a) the advance rate on Eligible Inventory shall be reduced as follows:

                                 EFFECTIVE DATE                     ADVANCE RATE
                                 --------------                     ------------
                                 February 16, 2001                       18%
                                 February 23, 2001                       16%
                                 March 2, 2001                           14%
                                 March 9, 2001                           12%
                                 March 16, 2001                          10%



                 (b) effective as of the date of this Agreement, the [L/C] advance rate shall be 20%.

           4.2. INTEREST RATE PROVISIONS. Without in any way limiting the rights and remedies of Factor set forth in this Agreement or under the other Factoring Documents, at any time while any of the Existing Defaults is continuing, or if any other Event of Default occurs (and while the same is continuing), Factor shall charge interest at the Default Rate with respect to the outstanding Obligations owing by Client to Factor, as provided in the Factoring Agreement.

SECTION 5.       REPRESENTATIONS, WARRANTIES AND COVENANTS
                 -----------------------------------------

           5.1. Each of the representations and warranties made by or on behalf of client to Factor in any of the Factoring Documents was true and correct when made and in all material respects is, except for any representation and warranty set forth in the Factoring Agreement relating to the non-existence of an Event of Default, true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by Client on the date hereof and in this Agreement.

SECTION 6.       CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS OF THIS
                 AGREEMENT
                 ----------------------------------------------------------

           6.1. The effectiveness of the terms and provisions of Sections 3.2 of this Agreement shall be subject to the receipt by Factor of each of the following, in form and substance satisfactory to Factor:

                 (a) an original of this Agreement, duly authorized, executed and delivered by Client;

                 (b) payment of fee payable pursuant to Section 3.4.



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


SECTION 7.       PROVISIONS OF GENERAL APPLICATION
                 ---------------------------------

           7.1. EFFECT OF THIS AGREEMENT. Except as modified pursuant hereto, no other changes or modifications to the Factoring Documents are intended or implied and in all other respects the Factoring Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Factoring Documents, the terms of this Agreement shall control. The Factoring Agreement and this Agreement shall be read and construed as one agreement.

           7.2. COSTS AND EXPENSES. Client absolutely and unconditionally agrees to pay to the Factor, on demand by the Factor at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by this Agreement are consummated: all fees and disbursements of any counsel to Factor in connection with the preparation, negotiation, execution or delivery of this Agreement and any agreements delivered in connection with the transactions contemplated hereby and expenses which shall at any time be incurred or sustained by the Factor or any participant of Factor or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution or delivery of this Agreement and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.

           7.3. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

           7.4. GOVERNING LAW. This Agreement, which is subject to modification only in writing, is supplementary to and is to be considered as part of the Factoring Agreement and shall take effect when accepted and signed by Factor. This Agreement shall be interpreted according to the laws of the State of California and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Any notices, demands, consents[, or] other writings or communications permitted or required by this Agreement shall be given in the manner and to the address as set forth in the Factoring Agreement.

           7.5. MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE BETWEEN FACTOR AND CLIENT ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER FACTORING DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.



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           IN WITNESS  WHEREOF,  this  Agreement is executed and delivered as of the day and year first above written.

                                       AVID SPORTSWEAR, INC.

                                       By:    /s/ Barnow Mow
                                              ----------------------------
                                       Name:  /s/ Barnow Mow
                                             -----------------------------
                                       Title: /s/ CEO/President
                                              ----------------------------


                                       GE CAPITAL COMMERCIAL SERVICES, INC.

                                       By:        /s/ Craig McGuire
                                              ----------------------------
                                       Name:      /s/ Craig McGuire
                                              ----------------------------
                                       Title:     /s/ Vice-President
                                              ----------------------------